UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2012

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Henry Nisser, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2012, ChromaDex Corp (the “Company”) announced that Jeffrey Himmel will join the Company as its Chief Executive Officer, effective immediately. The role of Chief Executive Officer was previously held by Frank Jaksch, Jr., a member of the Company’s Board of Directors (the “Board”).  In connection with the appointment of Mr. Himmel as the Company’s Chief Executive Officer, Mr. Jaksch was appointed as its Chief Scientific Officer.  Mr. Jaksch will remain a member of the Board.

Mr. Himmel, age 58, is the former Chairman of The Himmel Group. The Himmel Group has built branded consumer products in a range of consumer packaged goods areas including personal health care and nutritional foods, most recently OVALTINE, under license from Novartis Nutrition, until the brand was sold to Nestle in 2007, and GOLD BOND MEDICATED POWDER, a line of medicated skin care products which Himmel built from a small New England brand with sales of $1 million into the market leader in the U.S., when it was then sold to Chattem, Inc.

Mr. Himmel is a former member of the board of directors of The Wharton School at the University of Pennsylvania Undergraduate Executive Board (1999-2010), and is a member of the board of directors of The Consumer Healthcare Products Association, the industry trade organization for the over-the-counter pharmaceutical and dietary supplements industries, a member of its Finance Committee, and Chairman of its Audit Committee (1991-Present). He received a B.S. in Economics from the Wharton School of Finance and Commerce at the University of Pennsylvania (1975), a Master of Science in Taxation from Bentley College (1978), and is a former member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.

There are no arrangements or understandings between Mr. Himmel and any other persons pursuant to which Mr. Himmel was named the Chief Executive Officer of the Company. Mr. Himmel does not have a family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Mr. Himmel does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01           Financial Statements and Exhibits

(c)          Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2012

CHROMADEX CORP. By: /s/ Thomas Varvaro Name: Thomas Varvaro Title: Chief Financial Officer